UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2015

Date of reporting period: September 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Emerging Markets Multi-Asset Portfolio

September 30, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 13, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Emerging Markets Multi-Asset Portfolio (the “Fund”), for the semi-annual reporting period ended September 30, 2014.

Investment Objectives and Policies

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income. The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging market issuers and/or the currencies of emerging market countries. Examples of emerging market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. The Fund may invest up to 20% of its net assets in the securities of developed market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on the view of AllianceBernstein L.P. (the “Adviser”) of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s proprietary asset allocation tools, which are comprised of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The Fund may at times be concentrated in a particular country or region.

The process for selecting equity securities for the Fund is primarily “bottom-up”. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt securities for the Fund is more “top-down”. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to generate returns from the Fund’s fixed-income investments through a combination of country selection, currency allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment grade debt securities (“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	1

The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independent of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund expects to utilize derivatives, such as futures, forwards and swap agreements, and invest in exchange-traded funds, (“ETFs”), to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivative transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital

International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended September 30, 2014.

During the six-month period, all share classes outperformed the benchmark. Equity security selection contributed most to the Fund’s relative performance. Asset allocation to, and security selection within fixed income contributed, with the exception of local currency emerging market debt, which modestly detracted. Equity security selection in the technology and construction and housing sectors contributed most to relative performance, while an underweight in the telecom sector was a detractor. The Fund’s active currency positions contributed to performance.

During the 12-month period, all share classes of the Fund outperformed the benchmark with the exception of Class C shares, which underperformed. The Fund’s allocation to fixed income as well as security selection within the asset class contributed most to performance. Equity security selection also contributed. Equity security selection in the construction and housing and technology sectors contributed most to overall performance. Losses from security selection in the medical and capital equipment sectors as well as an underweight in the technology sector offset some of the gains. The Fund’s active currency positions contributed to performance.

The Fund utilized derivatives, including futures for investment purposes, which added to performance for both

2	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

periods; forwards for hedging and investment purposes, which added to returns for both periods; purchased options for hedging purposes, which detracted from performance for both periods; credit default swaps, for investment and hedging purposes, which added to performance for both periods.

Market Review and Investment Strategy

Emerging markets (“EM”) climbed during the reporting period, hitting a three-year high during the summer of 2014 as the market saw a firming of leading indicators, growth in earnings and rising expectations for economic reform in India and Brazil. EM stocks retreated in September as concerns about weakening economic growth in China, the impact of an eventual U.S. Federal Reserve tightening and worries about geopolitical turmoil in Russia and Hong Kong weighed on stocks. Fading enthusiasm for reform measures in key EM markets also hurt sentiment, particularly for the lowest-price stocks within Brazil, India and China.

The Emerging Markets Multi-Asset Team (the “Team”) continued to focus the equity portion of the Fund on companies that have strong business fundamentals and that are trading at low multiples relative to their normal long-term earnings power. The Fund invests in companies that have strong balance sheets, which the Team believes may provide a buffer against economic pressures. Within fixed income, yield spreads and absolute yields on EM bonds continued to look attractive relative to recent history and their diversification benefits remained appealing, in the Team’s view, so the Fund maintained a substantial position in bonds. The Team believes that this provided a balance between the potential for further equity market appreciation while remaining sensitive to possible downside risks. The Team also continued to maintain a small defensive options strategy to mitigate the impact of any sharp market reversal.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EM Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging Market Risk: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally, and less secondary market liquidity.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the recent month-end by visiting www.alliancebernstein.com. The Fund has been in operation only for a short period of time, and therefore has a limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Emerging Markets Multi-Asset Portfolio
Class A	3.50%	4.83%

Class C	3.16%	4.16%

Advisor Class*	3.62%	5.19%

Class R*	3.32%	4.61%

Class K*	3.52%	4.88%

Class I*	3.56%	5.07%

MSCI EM Index (net)	2.87%	4.30%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	4.83%	0.36%
Since Inception*	-0.49%	-1.87%

Class C Shares
1 Year	4.16%	3.16%
Since Inception*	-1.21%	-1.21%

Advisor Class Shares
1 Year	5.19%	5.19%
Since Inception*	-0.21%	-0.21%

Class R Shares†
1 Year	4.61%	4.61%
Since Inception*	-0.72%	-0.72%

Class K Shares†
1 Year	4.88%	4.88%
Since Inception*	-0.46%	-0.46%

Class I Shares†
1 Year	5.07%	5.07%
Since Inception*	-0.22%	-0.22%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 2.67%, 3.34%, 2.40%, 2.85%, 2.68% and 2.33% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.65%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/ reimbursements may not be terminated before July 31, 2015. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 8/31/2011.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.36%
Since Inception*	-1.87%

Class C Shares
1 Year	3.16%
Since Inception*	-1.21%

Advisor Class Shares†
1 Year	5.19%
Since Inception*	-0.21%

Class R Shares†
1 Year	4.61%
Since Inception*	-0.72%

Class K Shares†
1 Year	4.88%
Since Inception*	-0.46%

Class I Shares†
1 Year	5.07%
Since Inception*	-0.22%

*	Inception date: 8/31/2011.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,035.00	$8.42	1.65%
Hypothetical**	$1,000	$1,016.80	$8.34	1.65%
Class C
Actual	$1,000	$1,031.60	$11.97	2.35%
Hypothetical**	$1,000	$1,013.29	$11.86	2.35%
Advisor Class
Actual	$1,000	$1,036.20	$6.89	1.35%
Hypothetical**	$1,000	$1,018.30	$6.83	1.35%
Class R
Actual	$1,000	$1,033.20	$9.43	1.85%
Hypothetical**	$1,000	$1,015.79	$9.35	1.85%
Class K
Actual	$1,000	$1,035.20	$8.16	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%
Class I
Actual	$1,000	$1,035.60	$6.89	1.35%
Hypothetical**	$1,000	$1,018.30	$6.83	1.35%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

September 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $34.8

*	All data are as of September 30, 2014. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.9% or less in the following countries: Angola, Argentina, Australia, Azerbaijan, Belarus, Colombia, Dominican Republic, El Salvador, France, Hong Kong, Hungary, Italy, Ivory Coast, Japan, Kazakhstan, Malaysia, Norway, Oman, Peru, Philippines, Qatar, Romania, Singapore, Slovakia, Sri Lanka, Thailand, United Kingdom, United Republic of Tanzania, and Venezuela.

10	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

September 30, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
KWG Property Holding Ltd.	$749,868	2.2%
Wistron Corp.	696,491	2.0
Radiant Opto-Electronics Corp.	656,638	1.9
Komercni Banka AS	649,346	1.9
CEZ AS	641,463	1.8
Casetek Holdings Ltd.	586,244	1.7
Petroleos de Venezuela SA	571,901	1.6
Cairn India Ltd.	538,631	1.5
Industrial & Commercial Bank of China Ltd. – Class H	515,189	1.5
Bank of China Ltd. – Class H	511,022	1.5
	$6,116,793	17.6%

*	Long-term investments.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

September 30, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 66.5%
Financials – 19.4%
Banks – 11.4%
Axis Bank Ltd.	9,250	$56,719
Banco do Brasil SA	25,700	265,636
Banco Macro SA (ADR)	460	18,221
Bangkok Bank PCL (NVDR)	27,600	173,406
Bank of Baroda	6,340	91,940
Bank of China Ltd. – Class H	1,144,000	511,022
BS Financial Group, Inc.	7,196	115,193
China CITIC Bank Corp. Ltd. – Class H	380,000	230,221
China Construction Bank Corp. – Class H	576,000	403,561
DGB Financial Group, Inc.	6,850	108,892
Industrial & Commercial Bank of China Ltd. – Class H	826,000	515,189
Itausa – Investimentos Itau SA (Preference Shares)	67,800	256,769
Komercni Banka AS	2,730	649,346
Punjab National Bank	16,360	232,600
State Bank of India	5,120	201,870
Union Bank of India	45,170	136,911

		3,967,496

Capital Markets – 0.2%
CETIP SA – Mercados Organizados	4,200	51,991

Diversified Financial Services – 1.9%
Cielo SA	11,000	179,757
Power Finance Corp., Ltd.	102,140	385,572
Remgro Ltd.	5,320	107,246

		672,575

Real Estate Investment Trusts (REITs) – 1.8%
CapitaCommercial Trust	153,000	191,183
Capital Property Fund	264,320	282,060
Mapletree Logistics Trust	166,651	150,915

		624,158

Real Estate Management & Development – 4.1%
BR Properties SA	18,400	97,722
Kaisa Group Holdings Ltd.(a)	608,000	232,457
KWG Property Holding Ltd.	1,066,500	749,868
Wharf Holdings Ltd. (The)	14,000	99,528
Wing Tai Holdings Ltd.	180,000	248,807

		1,428,382

		6,744,602

Information Technology – 14.0%
Electronic Equipment, Instruments & Components – 0.8%
Hon Hai Precision Industry Co., Ltd.	26,000	81,893
Largan Precision Co., Ltd.	2,000	143,086
Yageo Corp.(b)(c)	29,954	49,058

		274,037

12	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Internet Software & Services – 0.2%
NetEase, Inc. (ADR)	790	$67,671

IT Services – 0.9%
Cognizant Technology Solutions Corp. – Class A(d)	1,120	50,143
HCL Technologies Ltd.	9,690	269,015

		319,158

Semiconductors & Semiconductor Equipment – 5.9%
Advanced Semiconductor Engineering, Inc.	130,000	151,847
Advanced Semiconductor Engineering, Inc. (ADR)	2,460	14,539
King Yuan Electronics Co., Ltd.	275,000	234,003
Kinsus Interconnect Technology Corp.	19,000	70,521
MediaTek, Inc.	10,000	148,097
Radiant Opto-Electronics Corp.	166,000	656,638
Samsung Electronics Co., Ltd.	200	224,001
Taiwan Semiconductor Manufacturing Co., Ltd.	35,000	139,340
Transcend Information, Inc.	129,000	428,205

		2,067,191

Technology Hardware, Storage & Peripherals – 6.2%
Asustek Computer, Inc.	53,000	505,746
Casetek Holdings Ltd.	96,000	586,244
Catcher Technology Co., Ltd.	12,000	111,141
Inventec Corp.	197,000	128,126
Lite-On Technology Corp.	78,390	112,751
Wistron Corp.	683,962	696,491

		2,140,499

		4,868,556

Utilities – 8.7%
Electric Utilities – 4.9%
CEZ AS	21,100	641,463
Cia Energetica de Minas Gerais (Preference Shares)	41,675	255,217
Light SA	26,900	227,267
Tenaga Nasional Bhd	51,500	194,476
Transmissora Alianca de Energia Eletrica SA	49,500	395,757

		1,714,180

Gas Utilities – 0.7%
Aygaz AS	61,860	252,493

Independent Power Producers & Energy Traders – 3.1%
AES Tiete SA (Preference Shares)	32,300	284,370
China Resources Power Holdings Co., Ltd.	36,000	96,997
Huadian Power International Corp. Ltd. – Class H	242,000	168,703
Huaneng Power International, Inc. – Class H	324,000	353,318
NTPC Ltd.	70,280	157,813

		1,061,201

		3,027,874

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 6.7%
Energy Equipment & Services – 0.3%
Diamond Offshore Drilling, Inc.(a)	3,530	$120,973

Oil, Gas & Consumable Fuels – 6.4%
Cairn India Ltd.	107,040	538,631
China Petroleum & Chemical Corp. – Class H	281,400	246,124
Coal India Ltd.	13,600	74,969
ENI SpA(a)	6,470	153,509
Gazprom OAO (Sponsored ADR)	11,220	78,316
KazMunaiGas Exploration Production JSC (GDR)(e)	15,280	267,400
LUKOIL OAO (Sponsored ADR)	9,660	491,694
Petroleo Brasileiro SA (Preference Shares)	15,000	110,857
Petronet LNG Ltd.	19,480	59,485
Total SA	3,020	195,557

		2,216,542

		2,337,515

Consumer Discretionary – 5.7%
Automobiles – 1.5%
Kia Motors Corp.	6,520	331,145
Suzuki Motor Corp.	3,500	116,078
Tofas Turk Otomobil Fabrikasi AS	13,290	74,719

		521,942

Diversified Consumer Services – 0.2%
Kroton Educacional SA	13,200	82,940

Hotels, Restaurants & Leisure – 0.8%
Yum! Brands, Inc.	3,990	287,200

Household Durables – 0.9%
Even Construtora e Incorporadora SA	42,100	93,737
Skyworth Digital Holdings Ltd.	406,000	210,590

		304,327

Internet & Catalog Retail – 0.6%
GS Home Shopping, Inc.	820	197,702

Specialty Retail – 0.4%
Mr. Price Group Ltd.	7,180	134,840

Textiles, Apparel & Luxury Goods – 1.3%
Feng TAY Enterprise Co., Ltd.	14,680	40,848
NIKE, Inc. – Class B	2,140	190,888
Pacific Textiles Holdings Ltd.	122,000	150,362
Yue Yuen Industrial Holdings Ltd.	27,500	83,606

		465,704

		1,994,655

Telecommunication Services – 3.1%
Diversified Telecommunication Services – 1.2%
Telekomunikasi Indonesia Persero Tbk PT	349,500	83,724
Telenor ASA	15,170	332,943

		416,667

14	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 1.9%
Advanced Info Service PCL	5,100	$35,390
China Mobile Ltd.	41,000	479,268
SK Telecom Co., Ltd.	510	140,297

		654,955

		1,071,622

Industrials – 3.0%
Airlines – 0.2%
Turk Hava Yollari(d)	27,360	77,789

Commercial Services & Supplies – 0.5%
Cleanaway Co., Ltd.	38,000	190,465

Industrial Conglomerates – 0.8%
Bidvest Group Ltd.	2,240	56,680
Hopewell Holdings Ltd.	18,500	64,752
Jardine Strategic Holdings Ltd.	4,000	139,225

		260,657

Professional Services – 0.3%
Qualicorp SA	10,100	99,937

Transportation Infrastructure – 1.2%
Jiangsu Expressway Co., Ltd. – Class H	218,000	229,039
Zhejiang Expressway Co., Ltd. – Class H	174,000	176,804

		405,843

		1,034,691

Consumer Staples – 2.3%
Food Products – 0.6%
AVI Ltd.	20,050	123,806
Universal Robina Corp.	26,200	108,793

		232,599

Household Products – 0.8%
Colgate-Palmolive Co.	4,120	268,706

Personal Products – 0.4%
Amorepacific Corp.	60	135,804

Tobacco – 0.5%
British American Tobacco PLC	990	55,787
KT&G Corp.	1,230	110,077

		165,864

		802,973

Health Care – 2.0%
Biotechnology – 0.3%
Medy-Tox, Inc.	400	84,713

Health Care Providers & Services – 1.3%
Life Healthcare Group Holdings Ltd.	59,430	234,284
Odontoprev SA	26,200	95,263

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	15

Portfolio of Investments

Company		Shares	U.S. $ Value

Shanghai Pharmaceuticals Holding Co., Ltd. – Class H		51,700	$126,639

			456,186

Pharmaceuticals – 0.4%
Dr Reddy’s Laboratories Ltd.		740	38,703
Richter Gedeon Nyrt		7,340	114,625

			153,328

			694,227

Materials – 1.6%
Chemicals – 0.8%
Huabao International Holdings Ltd.		100,000	77,088
UPL Ltd.		39,560	216,972

			294,060

Construction Materials – 0.1%
Grasim Industries Ltd.		550	31,427

Metals & Mining – 0.3%
Bradespar SA (Preference Shares)		12,700	92,977

Paper & Forest Products – 0.4%
Sappi Ltd.(d)		40,340	158,237

			576,701

Total Common Stocks (cost $22,671,786)			23,153,416

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 5.4%
Colombia – 0.7%
Colombia Government International Bond 2.625%, 3/15/23	U.S.$	265	244,728

Hungary – 0.9%
Hungary Government International Bond 5.75%, 11/22/23		112	121,660
6.375%, 3/29/21		62	69,595
Republic of Hungary 6.25%, 1/29/20		116	128,905

			320,160

Indonesia – 1.2%
Indonesia Government International Bond 3.375%, 4/15/23(e)		444	412,920

Mexico – 0.4%
Mexico Government International Bond 4.00%, 10/02/23		124	128,154

16	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Peru – 0.4%
Peruvian Government International Bond 7.125%, 3/30/19	U.S.$	131	$155,890

Romania – 0.4%
Romanian Government International Bond 4.875%, 1/22/24(e)		116	122,525

Russia – 0.8%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(e)		253	283,961

South Africa – 0.6%
South Africa Government International Bond 5.875%, 9/16/25		200	219,500

Total Governments – Sovereign Bonds (cost $1,823,479)			1,887,838

QUASI-SOVEREIGNS – 5.2%
Quasi-Sovereign Bonds – 5.2%
Azerbaijan – 0.6%
State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/23(e)		200	197,000

Hungary – 0.6%
Magyar Export-Import Bank Zrt 4.00%, 1/30/20(e)		200	198,100

Indonesia – 0.5%
Perusahaan Listrik Negara PT 5.25%, 10/24/42(e)		200	173,750

Kazakhstan – 0.5%
KazMunayGas National Co. JSC 5.75%, 4/30/43(e)		200	187,401

Mexico – 0.7%
Petroleos Mexicanos 3.50%, 1/30/23		247	236,626

Turkey – 0.7%
Export Credit Bank of Turkey 5.375%, 11/04/16(e)		224	234,080

Venezuela – 1.6%
Petroleos de Venezuela SA 8.50%, 11/02/17(e)		477	375,401
9.75%, 5/17/35(e)		300	196,500

			571,901

Total Quasi-Sovereigns (cost $1,799,546)			1,798,858

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	17

Portfolio of Investments

Company		Shares	U.S. $ Value

WARRANTS – 4.2%
Financials – 3.1%
Banks – 2.1%
Bank Muscat SAOG, Deutsche Bank, expiring 1/22/18(d)		27,850	$56,428
Commercial Bank of Qatar QSC (The), Deutsche Bank, expiring 5/26/17(d)		9,200	177,380
First Gulf Bank PJSC Merrill Lynch, expiring 10/01/15(d)		94,255	481,207

			715,015

Real Estate Management & Development – 1.0%
Emaar Properties PJSC, Merrill Lynch, expiring 10/01/15(d)		115,359	362,794

			1,077,809

Industrials – 1.1%
Airlines – 1.1%
Air Arabia PJSC, Deutsche Bank, London, expiring 7/31/17(d)		1,043,150	389,129

Total Warrants (cost $1,095,704)			1,466,938

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 4.1%
Angola – 0.8%
Republic of Angola Via Northern Lights III BV 7.00%, 8/16/19(e)	U.S.$	250	269,060

Belarus – 0.6%
Republic of Belarus 8.75%, 8/03/15(e)		200	204,040

Dominican Republic – 0.7%
Dominican Republic International Bond 5.875%, 4/18/24(e)		125	128,750
7.45%, 4/30/44(e)		114	121,980

			250,730

El Salvador – 0.3%
El Salvador Government International Bond 6.375%, 1/18/27(e)		93	93,000

Ivory Coast – 0.3%
Ivory Coast Government International Bond 5.75%, 12/31/32(e)		124	118,265

18	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sri Lanka – 0.8%
Sri Lanka Government International Bond 6.00%, 1/14/19(e)	U.S.$	281	$296,455

United Republic of Tanzania – 0.6%
Tanzania Government International Bond 6.329%, 3/09/20(e)(f)		200	215,044

Total Emerging Markets – Sovereigns (cost $1,364,344)			1,446,594

EMERGING MARKETS – CORPORATE BONDS – 4.0%
Industrial – 4.0%
Basic – 0.5%
Gold Fields Orogen Holdings BVI Ltd. 4.875%, 10/07/20(e)		200	178,000

Consumer Cyclical - Retailers – 0.8%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(e)		248	265,360

Consumer Non-Cyclical – 2.3%
Arcelik AS 5.00%, 4/03/23(e)		260	244,400
Marfrig Holding Europe BV 8.375%, 5/09/18(e)		200	205,000
Tonon Bioenergia SA 9.25%, 1/24/20(e)		275	236,500
Virgolino de Oliveira Finance SA 11.75%, 2/09/22(e)		202	122,816

			808,716

Energy – 0.4%
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(e)		136	129,200

Total Emerging Markets – Corporate Bonds (cost $1,425,689)			1,381,276

GOVERNMENTS – TREASURIES – 2.3%
Australia – 1.0%
Australia Government Bond Series 132 5.50%, 1/21/18	AUD	352	334,516

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mexico – 1.0%
Mexican Bonos Series M 10 8.50%, 12/13/18	MXN	3,960	$332,792

Brazil – 0.2%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/22	BRL	68	68,459

Indonesia – 0.1%
Indonesia Treasury Bond Series FR69 7.875%, 4/15/19	IDR	636,000	51,412

Total Governments – Treasuries (cost $834,566)			787,179

EMERGING MARKETS – TREASURIES – 0.6%
Dominican Republic – 0.6%
Dominican Republic International Bond 16.00%, 7/10/20(g)	DOP	7,100	204,032

GOVERNMENTS – SOVEREIGN AGENCIES – 0.5%
Brazil – 0.5%
Banco do Brasil SA/Cayman 9.00%, 6/18/24(e)	U.S.$	200	194,020

CORPORATES – INVESTMENT GRADES – 0.5%
Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Petrobras Global Finance BV 6.25%, 3/17/24		89	93,239

Industrial – 0.2%
Basic – 0.2%
Vale Overseas Ltd. 6.875%, 11/21/36		62	69,905

Total Corporates – Investment Grades (cost $167,354)			163,144

		Contracts
OPTIONS PURCHASED – PUTS – 0.2%
Options on Funds and Investment Trusts – 0.2%
iShares MSCI Emerging Markets Expiration: Jan 2015, Exercise Price: $ 42.00(d)(h)		335	69,345

20	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Company		Contracts		U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.0%
Options on Indices – 0.0%
KOSPI 200 Index Expiration: Dec 2014, Exercise Price: KRW 263.94(d)(h) (premiums paid $50,947)		4,112,840		$12,554

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 2.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(i)(j) (Cost $944,196)		944,196		944,196

		Principal Amount (000)
Time Deposits – 0.5%
BBH, Grand Cayman
0.00%, 10/01/14	EUR	4		4,832
0.005%, 10/03/14	HKD	120		15,452
0.005%, 10/01/14	JPY	459		4,186
0.005%, 10/01/14	SGD	1		831
0.06%, 10/01/14	GBP	4		6,184
0.299%, 10/01/14	CAD	1		720
0.35%, 10/01/14	NOK	15		2,328
1.579%, 10/01/14	AUD	– 0	–+	7
4.25%, 10/01/14	ZAR	25		2,208
Wells Fargo, Grand Cayman 0.03%, 10/01/14	USD	132		131,732

Total Time Deposits (cost $168,732)				168,480

Total Short-Term Investments (cost $1,112,928)				1,112,676

Total Investments Before Security Lending Collateral for Securities Loaned – 96.7% (cost $32,809,598)				33,677,870

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.4%
Investment Companies – 2.4%
AllianceBernstein Exchange Reserves – Class I, 0.04%(i)(j) (cost $847,134)		847,134		847,134

Total Investments – 99.1% (cost $33,656,732)				34,525,004
Other assets less liabilities – 0.9%				312,093

Net Assets – 100.0%				$34,837,097

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	21

Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI Emerging Markets Index Futures	2	December 2014	$107,520	$100,206	$(7,314)
U.S. Ultra Bond (CBT) Futures	1	December 2014	152,680	152,500	(180)

					$(7,494)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CNY	3,196	USD	518	12/15/14	$738
Barclays Bank PLC	IDR	4,909,915	USD	403	12/15/14	8,964
Barclays Bank PLC	KRW	204,819	USD	196	12/15/14	2,927
Barclays Bank PLC	USD	512	IDR	6,104,771	12/15/14	(22,078)
BNP Paribas SA	AUD	390	USD	360	12/15/14	20,506
BNP Paribas SA	PEN	450	USD	156	12/15/14	1,701
BNP Paribas SA	USD	2,444	CNY	15,091	12/15/14	(119)
BNP Paribas SA	USD	2,196	KRW	2,265,746	12/15/14	(55,861)
BNP Paribas SA	USD	338	PEN	976	12/15/14	(4,567)
BNP Paribas SA	USD	240	TWD	7,229	12/15/14	(1,382)
Brown Brothers Harriman & Co.	CZK	15,237	USD	714	12/15/14	12,906
Brown Brothers Harriman & Co.	NOK	1,875	USD	296	12/15/14	4,872
Brown Brothers Harriman & Co.	USD	192	JPY	20,869	12/15/14	(1,599)
Brown Brothers Harriman & Co.	USD	145	NOK	919	12/15/14	(2,143)
Goldman Sachs Bank USA	BRL	1,716	USD	700	10/02/14	(930)
Goldman Sachs Bank USA	BRL	1,716	USD	713	10/02/14	12,313
Goldman Sachs Bank USA	USD	718	BRL	1,716	10/02/14	(16,939)
Goldman Sachs Bank USA	USD	707	BRL	1,716	11/04/14	(12,626)
Goldman Sachs Bank USA	GBP	139	USD	224	12/15/14	(1,027)
Goldman Sachs Bank USA	JPY	20,869	USD	198	12/15/14	7,244
Goldman Sachs Bank USA	USD	227	GBP	139	12/15/14	(1,341)
Goldman Sachs Bank USA	USD	700	BRL	1,716	10/02/14	930
HSBC Bank USA	USD	270	PHP	11,770	12/15/14	(8,374)
JPMorgan Chase Bank, N.A.	USD	730	MXN	9,598	12/15/14	(18,626)

22	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	TWD	40,112	USD	1,344	12/15/14	$22,371
Standard Chartered Bank	CNY	7,564	USD	1,227	12/15/14	2,146
Standard Chartered Bank	IDR	1,194,856	USD	98	12/15/14	2,262
Standard Chartered Bank	KRW	932,021	USD	889	12/15/14	8,802
Standard Chartered Bank	USD	1,086	TWD	32,883	12/15/14	(2,147)

						$(41,077)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA:
Venezuela Government International Bond, 9.25% 9/15/27, 9/20/16*:	(5.00)%	20.04%	$400	$91,111	$43,513	$47,598
Sale Contracts
Citibank, NA:
CDX-EM Series 21, 5 Year Index, 6/20/19	5.00	2.77	922	87,097	93,414	(6,317)

				$178,208	$136,927	$41,281

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	23

Portfolio of Investments

*	Termination date

+	Principal amount less than 500.

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Illiquid security.

(c)	Fair valued by the Adviser.

(d)	Non-income producing security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $5,670,928 or 16.3% of net assets.

(f)	Floating Rate Security. Stated interest rate was in effect at September 30, 2014.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.59% of net assets as of September 30, 2014, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Dominican Republic International Bond 16.00%, 7/10/20	9/11/12	$209,338	$204,032	0.59%

(h)	One contract relates to 100 shares.

(i)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

CZK – Czech Koruna

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CDX-EM – Emerging Market Credit Default Swap Index

GDR – Global Depositary Receipt

JSC – Joint Stock Company

MSCI – Morgan Stanley Capital International

NVDR – Non Voting Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

24	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $31,865,402)	$32,733,674	(a)
Affiliated issuers (cost $1,791,330—including investment of cash collateral for securities loaned of $847,134)	1,791,330
Due from broker	115,146	(b)
Foreign currencies, at value (cost $437,848)	438,207
Receivable for investment securities sold and foreign currency transactions	947,464
Dividends and interest receivable	201,225
Upfront premiums paid on credit default swaps	136,927
Unrealized appreciation on forward currency exchange contracts	108,682
Unrealized appreciation on credit default swaps	47,598
Receivable from Adviser	4,852
Receivable for capital stock sold	193

Total assets	36,525,298

Liabilities
Payable for collateral received on securities loaned	847,134
Payable for investment securities purchased and foreign currency transactions	460,037
Unrealized depreciation on forward currency exchange contracts	149,759
Payable for newly entered credit default swaps	94,182
Administrative fee payable	20,575
Payable for variation margin on exchange-traded derivatives	8,881
Unrealized depreciation on credit default swaps	6,317
Transfer Agent fee payable	1,647
Distribution fee payable	255
Accrued expenses and other liabilities	97,926

Total Liabilities	1,686,713

Net Assets	$34,838,585

Composition of Net Assets
Capital stock, at par	$367
Additional paid-in capital	36,322,070
Undistributed net investment income	712,432
Accumulated net realized loss on investment and foreign currency transactions	(3,041,898)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	845,614

	$34,838,585

See notes to financial statements.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	25

Statement of Assets & Liabilities

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$702,717	74,137	$9.48	*

C	$91,487	9,680	$9.45

Advisor	$15,132,900	1,592,896	$9.50

R	$9,454	1,000	$9.45

K	$9,451	1,000	$9.45

I	$18,892,576	1,996,201	$9.46

(a)	Includes securities on loan with a value of $182,761 (see Note E).

(b)	Represents amount on deposit at the broker as collateral for open derivatives contracts.

*	The maximum offering price per share for Class A was $9.90 which reflects a sales charge of 4.25%.

See notes to financial statements.

26	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2014 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $90,566)	$736,814
Affiliated issuers	381
Interest	354,394
Securities lending income	9,934	$1,101,523

Expenses
Advisory fee (see Note B)	180,100
Distribution fee—Class A	1,026
Distribution fee—Class C	363
Distribution fee—Class R	25
Distribution fee—Class K	12
Transfer agency—Class A	329
Transfer agency—Class C	35
Transfer agency—Advisor Class	7,607
Transfer agency—Class R	4
Transfer agency—Class K	2
Transfer agency—Class I	2,733
Custodian	70,365
Registration fees	40,598
Administrative	36,446
Audit and tax	30,920
Legal	19,380
Printing	10,275
Directors’ fees	3,372
Miscellaneous	18,764

Total expenses	422,356
Less: expenses waived and reimbursed by the Adviser (see Note B)	(177,199)

Net expenses		245,157

Net investment income		856,366

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		896,685	(a)
Swaps		(19,627)
Futures		50,348
Foreign currency transactions		199,956
Net change in unrealized appreciation/depreciation of:
Investments		(639,196	)(b)
Swaps		21,461
Futures		(28,310)
Foreign currency denominated assets and liabilities		(91,692)

Net gain on investment and foreign currency transactions		389,625

Net Increase in Net Assets from Operations		$1,245,991

(a)	Net of foreign capital gains taxes of $17,884.

(b)	Net of increase in accrued foreign capital gains taxes of $13,684.

See notes to financial statements.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	27

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2014 (unaudited)	Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$856,366	$1,133,024
Net realized gain (loss) on investment and foreign currency transactions	1,127,362	(3,778,597)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(737,737)	193,419

Net increase (decrease) in net assets from operations	1,245,991	(2,452,154)
Dividends to Shareholders from
Net investment income
Class A	(2,953)	(11,775)
Class C	(72)	(578)
Advisor Class	(89,334)	(339,263)
Class R	(36)	(147)
Class K	(44)	(308)
Class I	(117,176)	(404,010)
Capital Stock Transactions
Net increase (decrease)	(1,483,755)	3,475,316

Total increase (decrease)	(447,379)	267,081
Net Assets
Beginning of period	35,285,964	35,018,883

End of period (including undistributed net investment income of $712,432 and undistributed net investment income of $65,681, respectively)	$34,838,585	$35,285,964

See notes to financial statements.

28	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of eleven portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio (liquidated as of October 9, 2014), AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund, AllianceBernstein Select US Long/Short Portfolio, AllianceBernstein Concentrated Growth Fund AllianceBernstein Multi-Manager Alternative Strategies Fund and AllianceBernstein Long/Short Multi-Manager Fund (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global (liquidated as of October 10, 2014) and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Select U.S. Long/Short Portfolio commenced operations on December 12, 2012. AllianceBernstein Concentrated Growth Fund commenced operations on February 28, 2014. AllianceBernstein Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AllianceBernstein Long/Short Multi-Manager Fund commenced operations on September 30, 2014. This report relates only to the AllianceBernstein Emerging Markets Multi-Asset Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of March 31, 2014, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R and Class K shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	29

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that

30	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	31

Notes to Financial Statements

investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2014:

Investments in Securities	Level 1		Level 2	Level 3			Total
Common Stocks:
Financials	$1,208,875		$5,535,727	$	– 0	–	$6,744,602
Information Technology	132,353		4,687,145		49,058		4,868,556
Utilities	1,162,611		1,865,263		– 0	–	3,027,874
Energy	1,069,240		1,268,275		– 0	–	2,337,515
Consumer Discretionary	805,127		1,189,528		– 0	–	1,994,655
Telecommunication Services	– 0	–	1,071,622		– 0	–	1,071,622
Industrials	276,741		757,950		– 0	–	1,034,691
Consumer Staples	268,706		534,267		– 0	–	802,973

32	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Health Care		221,902		472,325			– 0	–	694,227
Materials		92,977		483,724			– 0	–	576,701
Governments – Sovereign Bonds		– 0	–	1,887,838			– 0	–	1,887,838
Quasi-Sovereigns		– 0	–	1,798,858			– 0	–	1,798,858
Warrants		– 0	–	1,466,938			– 0	–	1,466,938
Emerging Markets – Sovereigns		– 0	–	1,446,594			– 0	–	1,446,594
Emerging Markets – Corporate Bonds		– 0	–	1,381,276			– 0	–	1,381,276
Governments – Treasuries		– 0	–	787,179			– 0	–	787,179
Emerging Markets – Treasuries		– 0	–	– 0	–		204,032		204,032
Governments – Sovereign Agencies	$	– 0	–	$194,020		$	– 0	–	$194,020
Corporates – Investment Grades		– 0	–	163,144			– 0	–	163,144
Options Purchased – Puts		– 0	–	69,345			– 0	–	69,345
Options Purchased – Calls		– 0	–	12,554			– 0	–	12,554
Short-Term Investments:
Investment Companies		944,196		– 0	–		– 0	–	944,196
Time Deposits		– 0	–	168,480			– 0	–	168,480
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		847,134		– 0	–		– 0	–	847,134

Total Investments in Securities		7,029,862		27,242,052	+		253,090		34,525,004
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	47,598			– 0	–	47,598
Forward Currency Exchange Contracts		– 0	–	108,682			– 0	–	108,682
Liabilities
Credit Default Swaps		– 0	–	(6,317)			– 0	–	(6,317)
Futures		(180)		(7,314)			– 0	–	(7,494)†
Forward Currency Exchange Contracts		– 0	–	(149,759)			– 0	–	(149,759)

Total^		$7,029,682		$27,234,942			$253,090		$34,517,714

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	33

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks			Emerging Markets - Treasuries		Totals
Balance as of 3/31/14	$	– 0	–	$190,419		$190,419
Accrued discounts/ (premiums)		– 0	–	(1,493)		(1,493)
Realized gain (loss)		– 0	–	– 0	–	– 0	–
Change in unrealized appreciation/depreciation		(9,724)		15,106		5,382
Purchases		58,782		– 0	–	58,782
Sales		– 0	–	– 0	–	– 0	–
Reclassification		– 0	–	– 0	–	– 0	–
Transfers into Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 9/30/14		$49,058		$204,032		$253,090	+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14**		$(9,724)		$15,106		$5,382

+	There were no transfers into or out of Level 3 during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

34	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	35

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $209,288 were deferred and amortized on a straight line basis over a one year period starting from August 31, 2011 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 1.35%, 1.85%, 1.60%, and 1.35% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until March 31, 2015. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded on or before August 31, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before March 31, 2015. For the six months ended September 30, 2014, such waiver/reimbursement amounted to $177,199 which is subject to repayment, not to exceed the amount of offering expenses. For the period from inception through September 30, 2014, such reimbursement amounted to $1,144,537, which is subject to repayment, not to exceed the amount of offering expenses.

36	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended September 30, 2014, the reimbursement for such services amounted to $36,446.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $8,998 for the six months ended September 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $105 from the sale of Class A shares and received $2 in contingent deferred sales charges imposed upon redemption by shareholders of Class A shares for the six months ended September 30, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended September 30, 2014 is as follows:

Market Value March 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2014 (000)	Dividend Income (000)
$ 807	$9,920	$9,783	$944	$	– 0 –	*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the six months ended September 30, 2014 amounted to $51,556, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	37

Notes to Financial Statements

Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $906, and $15 for Class C and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2014, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$20,719,400		$23,014,960
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, futures, swaps and written options) are as follows:

Gross unrealized appreciation	$2,193,963
Gross unrealized depreciation	(1,325,691)

Net unrealized appreciation	$868,272

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its

38	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended September 30, 2014, the Fund held foreign-currency contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	39

Notes to Financial Statements

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended September 30, 2014, the Fund held futures for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

40	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

During the six months ended September 30, 2014, the Fund held purchased options for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	41

Notes to Financial Statements

otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/ (pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of September 30, 2014, the Fund did not have any Buy Contracts with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the six months ended September 30, 2014, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

42	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction.

At September 30, 2014 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$180	*

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	43

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$108,682	Unrealized depreciation on forward currency exchange contracts	$149,759

Credit contracts	Unrealized appreciation on credit default swaps	47,598	Unrealized depreciation on credit default swaps	6,317

Equity contracts			Receivable/Payable for variation margin on exchange-traded derivatives	7,314	*

Equity contracts	Investment in securities, at value	81,899

Total		$238,179		$163,570

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended September 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation of futures	$8,516	$(180)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	209,392	(89,707)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	(19,627)	21,461

44	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation of futures	$41,832	$(28,130)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(234,496)	81,893

Total		$5,617	$(14,663)

The following table represents the volume of the Fund’s derivative transactions during the six months ended September 30, 2014:

Credit Default Swaps:
Average notional amount of buy contracts	$400,000
Average notional amount of sale contracts	$921,600	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$9,513,374
Average principal amount of sale contracts	$4,836,247

Futures:
Average notional amount of buy contracts	$463,428

Purchased Options Contracts:
Average monthly cost	$189,760

(a)	Positions were open for one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	45

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co*	$69,345	$(8,881)		$	– 0	–	$	– 0	–		$60,464

Total	$69,345	$(8,881)		$	– 0	–	$	– 0	–		$60,464

OTC Derivatives:
Barclays Bank PLC	12,629	(12,629)			– 0	–		– 0	–		– 0	–
BNP Paribas SA	22,207	(22,207)			– 0	–		– 0	–		– 0	–
Brown Brothers Harriman & Co.	17,778	(3,742)			– 0	–		– 0	–		14,036
Citibank, NA	178,208	– 0	–		– 0	–		– 0	–		178,208
Goldman Sachs Bank USA	20,487	(20,487)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co. International PLC	12,554	– 0	–		– 0	–		– 0	–		12,554
Royal Bank of Scotland PLC	22,371	– 0	–		– 0	–		– 0	–		22,371
Standard Chartered Bank	13,210	(2,147)			– 0	–		– 0	–		11,063

Total	$299,444	$(61,212)		$	– 0	–	$	– 0	–		$238,232	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co.*	$8,881	$(8,881)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$8,881	$(8,881)		$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	22,078	(12,629)			– 0	–		– 0	–		9,449
BNP Paribas SA	61,929	(22,207)			– 0	–		– 0	–		39,722
Brown Brothers Harriman & Co.	3,742	(3,742)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	32,863	(20,487)			– 0	–		– 0	–		12,376
HSBC Bank USA	8,374	– 0	–		– 0	–		– 0	–		8,374
JPMorgan Chase Bank, N.A.	18,626	– 0	–		– 0	–		– 0	–		18,626
Standard Chartered Bank	2,147	(2,147)			– 0	–		– 0	–		– 0	–

Total	$149,759	$(61,212)		$	– 0	–	$	– 0	–		$88,547	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2014.

^	Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

46	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $9,934 and $83 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended September 30, 2014; these amounts are reflected in the

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	47

Notes to Financial Statements

statement of operations. At September 30, 2014, the Fund had no securities on loan and did not receive cash collateral. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended September 30, 2014 is as follows:

Market Value March 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2014 (000)
$ – 0 –	$3,373	$2,526	$847

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended September 30, 2014 (unaudited)	Year Ended March 31, 2014	Six Months Ended September 30, 2014 (unaudited)	Year Ended March 31, 2014

Class A
Shares sold	15,323	18,120	$149,636	$170,383

Shares issued in reinvestment of dividends	293	1,234	2,850	11,219

Shares redeemed	(7,275)	(28,929)	(70,878)	(267,934)

Net increase (decrease)	8,341	(9,575)	$81,608	$(86,332)

Class C
Shares sold	2,938	2,858	$29,129	$28,045

Shares issued in reinvestment of dividends	6	55	61	505

Shares redeemed	(736)	(6,877)	(6,863)	(63,226)

Net increase (decrease)	2,208	(3,964)	$22,327	$(34,676)

Advisor Class
Shares sold	4,303	678,543	$41,093	$6,541,116

Shares issued in reinvestment of dividends	7,907	29,121	77,251	264,940

Shares redeemed	(180,834)	(344,714)	(1,696,087)	(3,245,288)

Net increase (decrease)	(168,624)	362,950	$(1,577,743)	$3,560,768

48	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

	Shares				Amount
	Six Months Ended September 30, 2014 (unaudited)		Year Ended March 31, 2014		Six Months Ended September 30, 2014 (unaudited)			Year Ended March 31, 2014

Class R
Shares sold	– 0	–	– 0	–*	$	– 0	–	$	– 0	–**

Shares issued in reinvestment of dividends	– 0	–	– 0	–*		– 0	–		– 0	–**

Shares redeemed	– 0	–	– 0	–		– 0	–		– 0	–

Net increase	– 0	–	– 0	–	$	– 0	–	$	– 0	–

Class K
Shares sold	94		912			$938			$8,539

Shares issued in reinvestment of dividends	– 0	–	14			– 0	–		127

Shares redeemed	(94)		(926)			(930)			(8,338)

Net increase	– 0	–	– 0	–		$8			$328

Class I
Shares sold	– 0	–	26,364		$	– 0	–		$249,228

Shares issued in reinvestment of dividends	7		406			70			3,689

Shares redeemed	(1,080)		(24,496)			(10,025)			(217,689)

Net increase (decrease)	(1,073)		2,274			$(9,955)			$35,228

*	Amount represents less than .05 shares.

**	Amount represents less than $1.

Class R did not have any transactions in capital shares for the six months ended September 30, 2014.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	49

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Allocation Risk—Allocating assets among different asset classes may have a large impact on returns if one of those asset classes significantly underperforms the others.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

50	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending March 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$756,081	$565,000

Total taxable distributions	756,081	565,000

Total distributions paid	$756,081	$565,000

As of March 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$209,211
Accumulated capital and other losses	(3,680,837	)(a)
Unrealized appreciation/(depreciation)	999,844	(b)

Total accumulated earnings/(deficit)	$(2,471,782	)(c)

(a)	On March 31, 2014, the Fund had a net capital loss carryforward of $3,679,402. As of March 31, 2014, the cumulative deferred loss on straddles was $1,435.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Passive Foreign Investment Companies (PFICs).

(c)	The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to the amortization of offering costs and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2014, the Fund had a net short-term capital loss carryforward of $3,325,599 and a net long-term capital loss carryforward of $353,803 which may be carried forward for an indefinite period.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	51

Notes to Financial Statements

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

52	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended September 30, 2014 (unaudited)		Year Ended March 31,		August 31, 2011(a) to March 31, 2012
			2014	2013

Net asset value, beginning of period	$ 9.20		$ 10.05	$ 10.13	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.22		.27	.15	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(.96)	(.07)	.02

Net increase (decrease) in net asset value from operations	.32		(.69)	.08	.13

Less: Dividends
Dividends from net investment income	(.04)		(.16)	(.16)	.00

Net asset value, end of period	$ 9.48		$ 9.20	$ 10.05	$ 10.13

Total Return
Total investment return based on net asset value(d)	3.50%		(6.82)%	0.82%	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$703		$605	$757	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65	%(e)	1.65%	1.65%	1.65	%(e)
Expenses, before waivers/reimbursements	2.68	%(e)	2.67%	2.88%	4.32	%(e)
Net investment income(c)	4.44	%(e)	2.88%	1.48%	1.91	%(e)
Portfolio turnover rate	61%		183%	91%	48%

See footnote summary on page 58.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	53

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended September 30, 2014 (unaudited)		Year Ended March 31,		August 31, 2011(a) to March 31, 2012
			2014	2013

Net asset value, beginning of period	$ 9.18		$ 9.99	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.18		.21	.09	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(.95)	(.09)	.03

Net increase (decrease) in net asset value from operations	.28		(.74)	.00 (f)	.09

Less: Dividends
Dividends from net investment income	(.01)		(.07)	(.10)	.00

Net asset value, end of period	$ 9.45		$ 9.18	$ 9.99	$ 10.09

Total Return
Total investment return based on net asset value(d)	3.16%		(7.47)%	.00%	0.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91		$69	$114	$46
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.35	%(e)	2.35%	2.35%	2.35	%(e)
Expenses, before waivers/reimbursements	3.38	%(e)	3.34%	3.66%	5.14	%(e)
Net investment income(c)	3.63	%(e)	2.25%	.91%	1.06	%(e)
Portfolio turnover rate	61%		183%	91%	48%

See footnote summary on page 58.

54	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended September 30, 2014 (unaudited)		Year Ended March 31,		August 31, 2011(a) to March 31, 2012
			2014	2013

Net asset value, beginning of period	$ 9.22		$ 10.07	$ 10.15	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.23		.30	.18	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11		(.96)	(.08)	.05

Net increase (decrease) in net asset value from operations	.34		(.66)	.10	.15

Less: Dividends
Dividends from net investment income	(.06)		(.19)	(.18)	.00

Net asset value, end of period	$ 9.50		$ 9.22	$ 10.07	$ 10.15

Total Return
Total investment return based on net asset value(d)	3.62%		(6.48)%	1.02%	1.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,133		$16,242	$14,088	$4,521
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(e)	1.35%	1.35%	1.35	%(e)
Expenses, before waivers/reimbursements	2.37	%(e)	2.40%	2.63%	4.09	%(e)
Net investment income(c)	4.74	%(e)	3.18%	1.80%	1.84	%(e)
Portfolio turnover rate	61%		183%	91%	48%

See footnote summary on page 58.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	55

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended September 30, 2014 (unaudited)		Year Ended March 31,		August 31, 2011(a) to March 31, 2012
			2014	2013

Net asset value, beginning of period	$ 9.18		$ 10.03	$ 10.12	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.21		.25	.15	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(.95)	(.09)	.04

Net increase (decrease) in net asset value from operations	.31		(.70)	.06	.12

Less: Dividends
Dividends from net investment income	(.04)		(.15)	(.15)	.00

Net asset value, end of period	$ 9.45		$ 9.18	$ 10.03	$ 10.12

Total Return
Total investment return based on net asset value(d)	3.32%		(6.99)%	0.57%	1.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$9	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85	%(e)	1.85%	1.85%	1.85	%(e)
Expenses, before waivers/reimbursements	2.83	%(e)	2.85%	3.20%	4.71	%(e)
Net investment income(c)	4.26	%(e)	2.66%	1.53%	1.41	%(e)
Portfolio turnover rate	61%		183%	91%	48%

See footnote summary on page 58.

56	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended September 30, 2014 (unaudited)		Year Ended March 31,		August 31, 2011(a) to March 31, 2012
			2014	2013

Net asset value, beginning of period	$ 9.17		$ 10.03	$ 10.12	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.21		.26	.17	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11		(.94)	(.09)	.04

Net increase (decrease) in net asset value from operations	.32		(.68)	.08	.13

Less: Dividends
Dividends from net investment income	(.04)		(.18)	(.17)	(.01)

Net asset value, end of period	$ 9.45		$ 9.17	$ 10.03	$ 10.12

Total Return
Total investment return based on net asset value(d)	3.52%		(6.75)%	0.83%	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$9	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%(e)	1.60%	1.60%	1.60	%(e)
Expenses, before waivers/reimbursements	2.56	%(e)	2.68%	2.92%	4.36	%(e)
Net investment income(c)	4.42	%(e)	2.76%	1.78%	1.66	%(e)
Portfolio turnover rate	61%		183%	91%	48%

See footnote summary on page 58.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	57

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended September 30, 2014 (unaudited)		Year Ended March 31,		August 31, 2011(a) to March 31, 2012
			2014	2013

Net asset value, beginning of period	$ 9.19		$ 10.04	$ 10.13	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.23		.29	.20	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		(.94)	(.09)	.03

Net increase (decrease) in net asset value from operations	.33		(.65)	.11	.14

Less: Dividends
Dividends from net investment income	(.06)		(.20)	(.20)	(.01)

Net asset value, end of period	$ 9.46		$ 9.19	$ 10.04	$ 10.13

Total Return
Total investment return based on net asset value(d)	3.56%		(6.44)%	1.05%	1.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,893		$18,351	$20,039	$20,215
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(e)	1.35%	1.35%	1.35	%(e)
Expenses, before waivers/reimbursements	2.31	%(e)	2.33%	2.64%	4.08	%(e)
Net investment income(c)	4.78	%(e)	3.17%	2.02%	1.92	%(e)
Portfolio turnover rate	61%		183%	91%	48%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Amount represents less than $0.005.

See notes to financial statements.

58	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Henry S. D’Auria(2), Vice President

Paul J. DeNoon(2), Vice President

Morgan C. Harting(2), Vice President

Marco G. Santamaria(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. D’Auria, DeNoon, Harting and Santamaria are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	59

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Emerging Markets Multi-Asset Portfolio (the “Portfolio”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

60	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The directors noted that the Adviser had waived reimbursement of administrative expenses in the Portfolio’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2012 or 2013.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients,

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	61

including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Emerging Markets Index (the “Index”), in each case for the 1-year period ended February 28, 2014, and (in the case of comparisons with the Index) the period since inception (August 2011 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period. The Portfolio lagged the Index in both periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 100 basis points was lower than the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 0.17% had been waived by the Adviser.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that

62	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate being paid under the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, reflecting an expense limitation agreement, was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	63

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

64	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Emerging Markets Multi-Asset Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have

1	It should be noted that the information in the fee evaluation was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	65

been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Portfolio’s net assets on March 31, 2013.

Portfolio	March 31, 2013 Net Assets ($MM)	Advisory Fee Schedule
Emerging Markets Multi-Asset Portfolio	$33.9	1.00% on first $1 billion
		0.95% on next $1 billion
		0.90% on next $1 billion
		0.85% on the balance

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $50,047 (0.391% of the Portfolio’s average daily net assets) for providing such services, but waived the amount in its entirety.

The Portfolio‘s expense limitation undertaking calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. Also, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:4

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Emerging Markets Multi-Asset Portfolio	Advisor Class A Class C Class R Class K Class I	1.35 1.65 2.35 1.85 1.60 1.35	% % % % % %	3.51 3.81 4.57 3.97 3.68 3.41	% % % % % %	March 31 (ratios as of September 30, 2012)

3	Jones v. Harris at 1427.

4	Semi-annual total expense ratios are unaudited.

5	Annualized

66	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain non-management services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the AllianceBernstein

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	67

Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on March 31, 2013 net assets.7

Portfolio	Net Assets 3/31/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Emerging Markets Multi-Asset Portfolio	$33.9	Emerging Markets Multi-Asset 0.85% on 1st $25 million 0.80% on next $25 million 0.75% on the balance Minimum account size: $50m	0.837%	1.000%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[8]
Emerging Markets Multi-Asset Portfolio	Emerging Markets Multi-Asset Portfolio
	Class A	1.60%
	Class I	0.80%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

68	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Emerging Markets Multi-Asset Portfolio	1.000	1.060	3/15

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.13 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Emerging Markets Multi-Asset Portfolio	1.648	1.776	4/15	1.768	21/76

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	69

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund was negative during calendar year 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $61, $240 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

70	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $4,849 in fees from the Portfolio.

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	71

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings18 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the period ended February 28, 2013.20

Emerging Markets Multi-Asset Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-1.11	3.17	1.27	12/15	61/81

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

72	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	Since Inception (%)
Emerging Markets Multi-Asset Portfolio	-1.11	2.09
MSCI Emerging Markets Index	0.28	3.67
Inception Date: August 31, 2011

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

21	The performance return shown in the table is for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for the since inception period through February 28, 2013.

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	73

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

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Fixed Income (continued)

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Select US Long/Short Portfolio

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Closed-End Funds

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

74	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO •	75

NOTES

76	• ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

ALLIANCEBERNSTEIN EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EMMA-0152-0914

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 21, 2014